UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2004

    COMMERCIAL NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-18676	25-1623213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

900 Ligonier Street, Latrobe, PA	15650
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (724) 539-3501

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits
Exhibit 99.1 Commercial National Financial Corporation Press Release dated August 3, 2004

Item 9.      REGULATION FD DISCLOSURE

On August 3, 2004, Commercial National Financial Corporation issued a press release announcing its earnings for the period ended June 30, 2004.  A copy of this press release and related earnings tables are furnished herein as exhibit 99.1.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                       Commercial National Financial Corporation

                                                   (Registrant)

Date: August 3, 2004

By:	/s/ Gregg E. Hunter
Gregg E. Hunter
President and Chief Executive
Officer